UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2017

INTELIQUENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Form 8-K is being filed in connection with certain litigation concerning, among other things, the Agreement and Plan of Merger, dated November 2, 2016, by and among Inteliquent, Inc. (the “Company”), Onvoy Igloo Merger Sub, Inc. (“Merger Sub”) and Onvoy, LLC (“Parent”) (the “Merger Agreement”). Parent and Merger Sub are affiliates of the private equity investment firm GTCR, LLC (“GTCR”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “merger”) with the Company surviving the merger as a wholly-owned subsidiary of the Parent.

As previously disclosed in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) by the Company on December 14, 2016 (the “Definitive Proxy Statement”), a putative class action lawsuit challenging the proposed merger was filed on behalf of Company stockholders in the United States District Court for the Northern District of Illinois. The action is captioned Lon v. Inteliquent, Inc., et al., Case No. 1:16-cv-11244 (N.D. Ill.). Subsequent to the filing of the Definitive Proxy Statement, two additional putative class action lawsuits challenging the proposed merger were filed on behalf of Company stockholders in the United States District Court for the Northern District of Illinois. These actions are captioned Wiesenfeld v. Inteliquent, Inc., et al., Case No. 1:16-cv-11392 (N.D. Ill.) and Schwartz v. Inteliquent, Inc., et al., Case No. 1:16-cv-11494 (N.D. Ill.). These three actions were consolidated on January 5, 2017.

The plaintiffs in the consolidated action allege that the Company’s preliminary proxy statement (the “Preliminary Proxy Statement”) filed with the SEC on December 2, 2016 and the Definitive Proxy Statement omitted material information regarding the merger, rendering them false and misleading. The plaintiffs allege, among other things, that the Definitive Proxy Statement omits certain information relating to communications concerning post-merger employment opportunities for the Company’s directors and officers, the Company’s financial projections, the financial analyses performed by the Company’s financial advisor and the results of the Company’s “go-shop” process.

The defendants named in the consolidated action deny all liability with respect to the facts and claims alleged in the consolidated action and specifically deny that any further disclosure is required to supplement the Definitive Proxy Statement under any applicable rule, statute, regulation or law. Nonetheless, the Company has determined to supplement the Definitive Proxy Statement with the disclosures set forth below. In making these supplemental disclosures, the Company and its Board of Directors do not in any way admit the factual or legal allegations in the consolidated action and further reserve all of their rights and defenses with respect thereto.

The supplemental disclosures will not affect the merger consideration to be paid to stockholders of the Company in connection with the proposed merger or the timing of the special meeting of stockholders of the Company scheduled for Tuesday, January 17, 2017 at 10:00 a.m. Central Standard Time in The Superior Room at The Conference Center—One North Wacker, which is located at One North Wacker Drive, 2nd Floor, Chicago, IL 60606 to vote upon a proposal to adopt the merger agreement.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

In connection with the outstanding stockholder lawsuits in the United States District Court for the Northern District of Illinois as described in this Current Report on Form 8-K, the Company has agreed to make these supplemental disclosures to the Definitive Proxy Statement. This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

* * *

The following disclosure is added at the end of the fourth paragraph on page 38 of the Definitive Proxy Statement under the caption “Background of the Merger” and between the second and third sentences of the fifth bullet on page 39 of the Definitive Proxy Statement:

One of the participants contacted by the Company and its advisors during the “go shop” period received but did not execute a non-disclosure agreement. None of the other 42 participants contacted by the Company and its advisors during the “go shop” period requested or entered into a non-disclosure agreement with the Company.

The following disclosure replaces the last paragraph on page 45 of the Definitive Proxy Statement under the caption “Opinion of the Company’s Financial Advisor—Valuation Analyses—Sum-of-the-Parts Discounted Cash Flow Analysis”:

Sum-of-the-Parts Discounted Cash Flow Analysis. Perella Weinberg Partners performed a discounted cash flow analysis of the Company on a sum-of-the-parts basis, separately conducting a discounted cash flow analysis of Inteliquent’s core business and Inteliquent’s Next Gen business. Discounted cash flow analysis is a valuation methodology used to derive a valuation of a company by calculating the present value of its estimated future unlevered free cash flows (calculated, beginning with net operating profit after tax as set forth in the Company Forecasts, by adding back depreciation and amortization, subtracting capital expenditures and adjusting for changes in working capital). “Present value” refers to the current value of future unlevered free cash flows or amounts and is obtained by discounting those future unlevered free cash flows or amounts to a specific point in time by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, capital structure, income taxes, expected returns and other appropriate factors.

The following disclosure replaces the first four paragraphs on page 46 of the Definitive Proxy Statement under the caption “Opinion of the Company’s Financial Advisor—Valuation Analyses—Sum-of-the-Parts Discounted Cash Flow Analysis”:

For each of Inteliquent’s core business and Inteliquent’s Next Gen business, Perella Weinberg Partners calculated the implied enterprise value as the sum of (i) the net present value of Company senior management’s estimated future unlevered free cash flows of such business during the six months ending December 31, 2016 and during the complete calendar years 2017 through 2021, as included in the Company Forecasts, and (ii) the net present value of the terminal value of such business at the end of calendar year 2021.

For Inteliquent’s core business, Perella Weinberg Partners calculated the terminal value by applying a perpetual growth rate range of (0.50%) – 0.50% to Company senior management’s estimated future unlevered free cash flows of Inteliquent’s core business for calendar year 2021. Such perpetual growth rates were selected based on Perella Weinberg Partners’ understanding of the business of Inteliquent’s core business based on discussions with Company senior management. Perella Weinberg Partners then calculated the net present values of the future unlevered free cash flows and terminal value of Inteliquent’s core business by applying a discount rate range of 7.75% – 8.75% (which was selected based upon an analysis of the weighted average cost of capital of Inteliquent’s core business calculated using the capital asset pricing model), yielding an enterprise value range of approximately $288 million to $354 million for Inteliquent’s core business.

For Inteliquent’s Next Gen business, Perella Weinberg Partners calculated the terminal value by applying an exit multiple range of 8.0x to 12.0x to Company senior management’s estimated EBITDA of Inteliquent’s Next Gen business for calendar year 2021. Such exit multiples were selected based upon Perella Weinberg Partners’ professional judgment of appropriate valuation multiples for Inteliquent’s Next Gen business, taking into account Company senior management’s expectations as to the future growth and profitability of Inteliquent’s Next Gen business. Perella Weinberg Partners then calculated the net present values of the future unlevered free cash flows and terminal value of Inteliquent’s Next Gen business by applying a discount rate range of 15.00% – 20.00% (which was selected based upon Perella Weinberg Partners’ professional judgment taking into account an estimated cost of capital for an early stage business of the Next Gen business’s nature in light of its affiliation with and support from Inteliquent’s core business), yielding an enterprise value range of approximately $66 million to $129 million for Inteliquent’s Next Gen business.

Perella Weinberg Partners then calculated the implied equity value range of the Company by adding (i) the enterprise value range of each of Inteliquent’s Core business and Inteliquent’s Next Gen business and (ii) the Company’s net cash amount of approximately $120 million as of June 30, 2016 per Company senior management’s guidance. From this analysis, Perella Weinberg Partners derived an indicative implied price per share range for shares of Inteliquent common stock, as compared to the merger consideration as set forth in the following table:

The following disclosure replaces the first full paragraph on page 49 of the Definitive Proxy Statement under the caption “Certain Prospective Financial Information”:

The Company Forecasts and the Preliminary Projections were made available to the Board and Perella Weinberg Partners subsequent to the non-binding indication of interest by GTCR and Onvoy. The Preliminary Projections had initially been provided to the Board. Thereafter, on October 31, 2016, the Board received the Company Forecasts, which were used and relied upon by Perella Weinberg Partners in connection with its financial analyses for its opinion. A version of the Preliminary Projections and the Company Forecasts, in each case for fiscal years 2016 and 2017 only, were also provided to Parent in connection with its consideration of the potential transaction. For these reasons, Inteliquent has elected to summarize the Company Forecasts and the Preliminary Projections in this proxy statement.

The following tables replace the first table following the first paragraph on page 51 of the Definitive Proxy Statement under the caption “Certain Prospective Financial Information”:

Company Forecasts

	6 Months Ending December 31, 2016	Fiscal Year Ending December 31,
Inteliquent Core		2017E	2018E	2019E	2020E	2021E
Revenue	$192	$387	$374	$371	$376	$381

EBITDA (1)	$40	$75	$67	$60	$59	$58
Less: Depreciation & Amortization	(5)	(11)	(13)	(15)	(16)	(20)

EBIT	$35	$63	$53	$46	$43	$38
Less: Taxes (2)	(13)	(24)	(21)	(18)	(16)	(15)

Net Operating Profit After Tax	$22	$39	$33	$28	$26	$23
Plus: Depreciation & Amortization	5	11	13	15	16	20
Less: Capital Expenditures	(14)	(21)	(20)	(18)	(17)	(15)
Less: Change in Net Working Capital	—	3	(4)	(1)	(3)	(3)

Unlevered Free Cash Flow	$12	$31	$23	$24	$23	$25

	6 Months Ending December 31, 2016	Fiscal Year Ending December 31,
Inteliquent Next Gen		2017E	2018E	2019E	2020E	2021E
Revenue	$5	$31	$47	$65	$88	$104

EBITDA (1)	($2)	($1)	$3	$9	$17	$24
Less: Depreciation & Amortization	—	(1)	(3)	(5)	(6)	(7)

EBIT	($2)	($3)	—	$4	$12	$17
Plus/(Less): Taxes (2)	1	1	—	(2)	(5)	(7)

Net Operating Profit After Tax	($1)	($2)	—	$3	$7	$11
Plus: Depreciation & Amortization	—	1	3	5	6	7
Less: Capital Expenditures	(2)	(5)	(5)	(7)	(8)	(9)
Less: Change in Net Working Capital	—	—	—	—	(1)	(1)

Unlevered Free Cash Flow	($3)	($5)	($3)	—	$4	$7

Estimated Fiscal Year Ending December 31, 2016
EBITDA (1)
Inteliquent Core + Inteliquent Next Gen	$74

Note: Dollars in millions; rounded to the nearest million.

(1)	EBITDA is defined as net income before (a) interest expense, (b) net income tax expense and (c) depreciation and amortization.
(2)	Based on an assumed tax rate of 38.5%.

Important Information and Where to Find It

In connection with the proposed transaction contemplated by the Agreement and Plan of Merger, dated November 2, 2016, by and among the Company, Onvoy Igloo Merger Sub, Inc. and Onvoy, LLC (the “Merger Agreement”), the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and other documents relating to the proposed transaction, including a form of proxy card, on December 14, 2016. Mailing of the definitive proxy statement to the Company’s stockholders commenced on December 14, 2016. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT (IF ANY) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC at the Company’s website at http://ir.inteliquent.com/sec.cfm or by directing a written request to: Inteliquent, Inc., 550 West Adams Street, Suite 900, Chicago, Illinois 60661, Attn: Investor Relations.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2016 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2016. Additional information regarding these individuals and other persons who may be deemed to be participants in the solicitation of proxies, as well as any direct or indirect interests they may have in the proposed transaction, is included in the definitive proxy statement with respect to the proposed transaction and any other relevant documents the Company has filed with the SEC.

Forward Looking Statements

Statements herein regarding the proposed transaction contemplated by the Merger Agreement, future financial and operating results, benefits and synergies of the transaction, future opportunities for the companies and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) the ability to recognize benefits of the transaction; (8) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, stockholders unaffiliated with the proposed transaction will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with statements that are included herein and in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, which are available on the SEC’s website at http://www.sec.gov. The Company believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to the Company, Onvoy or the

Sponsors (as defined in the Merger Agreement) or persons acting on any of their behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the Company, Onvoy and the Sponsors hereby disclaim any obligation to update or revise forward-looking statements as a result of developments occurring after the date hereof unless required by law. Past financial or operating performance are not necessarily reliable indicators of future performance and you should not use our historical performance to anticipate results or future period trends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIQUENT, INC.

/s/ Richard L. Monto
Date: January 6, 2017	Name:	Richard L. Monto
	Title:	General Counsel, Senior Vice President and Corporate Secretary